UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STARBUCKS CORPORATION

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required
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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V82492-P41546 STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134 STARBUCKS CORPORATION 2026 Annual Meeting of Shareholders Vote by March 24, 2026 11:59 PM Eastern Time You invested in STARBUCKS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 25, 2026. Get informed before you vote View the Notice and Proxy Statement and Fiscal Year 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 11, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* March 25, 2026 10:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/SBUX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Ritch Allison	For
1b.	Andy Campion	For
1c.	Beth Ford	For
1d.	Jørgen Vig Knudstorp	For
1e.	Marissa Mayer	For
1f.	Neal Mohan	For
1g.	Dambisa Moyo	For
1h.	Brian Niccol	For
1i.	Daniel Servitje	For
1j.	Mike Sievert	For
1k.	Wei Zhang	For
2.	Approve, on a non-binding, advisory basis, the compensation of our named executive officers (“say-on-pay”)	For
3.	Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026	For
4.	Shareholder proposal requesting supermajority shareholder voting requirements be replaced with majority voting requirements	None
5.	Shareholder proposal requesting adoption of an independent board chair policy	Against
6.	Shareholder proposal requesting a report on the Company’s apparent exclusion of detransitioning in its healthcare coverage	Against
7.	Shareholder proposal requesting a report on median compensation and benefits gaps as they address reproductive and gender dysphoria care	Against
8.	Shareholder proposal requesting a report on the Company’s use of diagnostic tools created by politicized corporate partners	Against
9.	Shareholder proposal requesting a report on the risks of the Company excluding religious charities from its employee-gift match program	Against

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V82493-P41546